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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:        January 18, 2001

                             LanVision Systems, Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                                          0-28132                                31-1455414
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
(State or other jurisdiction                         (Commission                            (IRS Employer
  of incorporation)                                   File Number)                       Identification No.)

                   5481 Creek Road, Cincinnati, OH 45242-4001
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(Address of principal executive offices)

Registrant's telephone number, including area code      (513) 794-7100
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Item 1.  Changes in Control of Registrant.

Item 2.  Acquisition or Disposition of Assets.

Item 3.  Bankruptcy or Receivership.

Item 4.  Changes in Registrant's Certifying Accountant.

Item 5.  Other Events.

                  LanVision Systems, Inc. announced the appointment of Richard
                  C. Levy, M.D. to the Board of Directors of Registrant.

Item 6.  Resignations of Registrant's Directors.

Item 7.  Financial Statements and Exhibits.

Item 8.  Change in Fiscal Year


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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LanVision Systems, Inc.

Date: January 18, 2001                      By: /s/ J. Brian Patsy
                                                J. Brian Patsy
                                                Chief Executive Officer



                                INDEX TO EXHIBITS

Exhibit No.             Description of Index

99                      News Release of LanVision Systems, Inc.
                        Dated January 17, 2001

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